MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.









FUND LOGO












Quarterly Report

August 31,1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




DEAR SHAREHOLDER


Economic Environment
The US economy grew at an extremely rapid pace in the second quarter of 1996 as gross domestic product (GDP) was reported to have risen at a rate of 4.8%. Much of the strength in second quarter GDP continued to be fueled by large increases in both consumer spending and residential construction. However, despite brisk second-quarter growth and increased inflationary fears, the Federal Reserve Board refrained from tightening monetary policy during the second quarter. Recent economic data indicate the US economy is slowing to a more moderate and sustainable rate as consumer spending and housing growth are slowing from their pace in the first half of 1996.

High levels of debt began to constrain consumers and consumer spending slowed. Led by declines in automobile sales, retail sales were reported negative in three out of the last four months. In addition, the level of consumer borrowing slowed. Consumer credit rose at just a 7.6% annual rate in the four months ended July 31, 1996, the slowest pace since 1993. Rising interest rates in 1996 appear to have finally dampened activity in the housing sector. Residential construction spending fell for the third consecutive month, falling 1.5% in July. Furthermore, total single-family housing starts fell 5.7% in July, while total single-unit permits (an indicator of future housing activity) fell 1.4%, the third consecutive monthly decline.

Nonetheless, strong employment reports during the August quarter pushed interest rates higher on concerns that tight labor markets will accelerate wage/price inflation. The unemployment rate fell to 5.1% in August, the lowest rate since 1989, and the lowest rate, with the exception of one month, in 23 years. Although wage growth continues to run higher in 1996 as compared to 1995 (3.2% through August versus 2.9% in 1995), higher wages have had little impact on inflationary pressures in 1996. Through July, the core consumer price index remains at a 30-year low, up just 2.7% from a year ago. More important, inflation is virtually non-existent on the wholesale level. Through July 1996, the core producer price index rose at a 0.7% annual rate and is up just 1.5% from a year ago. As a result of increased global competitive pressures, corporate pricing power is reduced. Consequently, the impact of higher labor costs cannot be passed through in terms of higher prices, but rather are being felt in reduced corporate profit margins.

In the current economic environment, the effect of wage/price inflation remains the greatest threat for interest rates. Although we believe competitive forces will ultimately limit price inflation, there still remains the risk the Federal Reserve Board will tighten monetary policy as long as the economy remains at full employment and wages increase.

Portfolio Strategy
During the quarter ended August 31, 1996, interest rates rose once again. The yield on the one-year US Treasury bill rose 15 basis points (0.15%) to 5.89% while the 30-year US Treasury bond yield rose 12 basis points to 7.12%. The yield curve continues to remain steep, particularly at the front end, as the yield spread between the three-month Treasury bill and three-year Treasury note stands at 125 basis points. A steep yield curve offers significant yield advantages for adjustable rate mortgage securities (ARMS) compared to similar duration money market instruments.

With interest rates rising during the August quarter, ARM durations extended slightly in response to the increase in interest rate cap costs. Despite the increase in ARM durations, we kept our overall portfolio duration at slightly less than one year (0.95 years). As we anticipated in our last shareholder report, ARM originations increased during the period ended August 31, 1996. ARM issuance rose to $4.5 billion in both June and July, the highest level since December 1995. However, despite the increase in ARM supply, yield spreads did not widen since investor demand remained strong.

With the threat of higher short-term interest rates amid a tightening of monetary policy by the Federal Reserve Board still possible, our investment strategy remains unchanged. We continue to emphasize high-coupon, high-cap, seasoned ARMS to provide high current income while seeking to enhance net asset value stability. Despite high interest rate volatility during the 12 months ended August 31, 1996, the net asset values of the Fund's Class A, Class B, Class C and Class D Shares varied less than 1.0%. The Fund remains 80% invested in ARMS with a weighted average coupon reset of
5.9 months. (Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President





(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



September 27, 1996




PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares++
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning     Ending       Distributed            Paid*           % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.110              -0.21%
1995                            9.33        9.53             --                0.606              +8.86
1/1/96--8/31/96                 9.53        9.56             --                0.375              +4.53
                                                                              ------
                                                                        Total $1.091

                                                         Cumulative total return as of 8/31/96: +13.54%**

Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*          % Change***
8/2/91--12/31/91              $10.00       $9.99             --               $0.268              +2.60%
1992                            9.99        9.77             --                0.497              +2.84
1993                            9.77        9.73             --                0.313              +2.83
1994                            9.73        9.33             --                0.386              -0.14
1995                            9.33        9.54             --                0.533              +8.13
1/1/96--8/31/96                 9.54        9.54             --                0.328              +3.66
                                                                              ------
                                                                        Total $2.325

                                                        Cumulative total return as of 8/31/96: +21.45%***

Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*          % Change***
10/21/94--12/31/94             $9.46       $9.33             --               $0.095              -0.37%
1995                            9.33        9.54             --                0.528              +8.08
1/1/96--8/31/96                 9.54        9.55             --                0.326              +3.74
                                                                              ------
                                                                        Total $0.949

                                                        Cumulative total return as of 8/31/96: +11.71%***

Performance
Summary--
Class D Shares++
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*           % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.289              +2.82%
1992                            9.99        9.77             --                0.547              +3.36
1993                            9.77        9.73             --                0.362              +3.35
1994                            9.73        9.32             --                0.434              +0.25
1995                            9.32        9.53             --                0.582              +8.69
1/1/96--8/31/96                 9.53        9.54             --                0.359              +4.13
                                                                              ------
                                                                        Total $2.573

                                                         Cumulative total return as of 8/31/96: +24.63%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
 ++As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                  8/31/96    5/31/96   8/31/95      % Change    % Change
Class A Shares*                                    $9.56      $9.54     $9.52        +0.42%       +0.21%
Class B Shares*                                     9.54       9.53      9.52        +0.21        +0.10
Class C Shares*                                     9.55       9.53      9.52        +0.32        +0.21
Class D Shares*                                     9.54       9.52      9.51        +0.32        +0.21
Class A Shares--Total Return*                                                        +6.88(1)     +1.76(2)
Class B Shares--Total Return*                                                        +5.80(3)     +1.45(4)
Class C Shares--Total Return*                                                        +5.87(5)     +1.55(6)
Class D Shares--Total Return*                                                        +6.49(7)     +1.69(8)
Class A Shares--Standardized 30-day Yield           5.90%
Class B Shares--Standardized 30-day Yield           5.40%
Class C Shares--Standardized 30-day Yield           5.35%
Class D Shares--Standardized 30-day Yield           5.67%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.598 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.144 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.523 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.519 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.573 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.138 per share ordinary income dividends.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                         +6.59%         +2.32%
Inception (10/21/94) through 6/30/96       +7.05          +4.50
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                         +5.75%         +1.75%
Inception (8/2/91) through 6/30/96         +3.84          +3.84
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                         +5.81%         +4.81%
Inception (10/21/94) through 6/30/96       +6.18          +6.18
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 6/30/96                         +6.09%         +1.85%
Inception (8/2/91) through 6/30/96         +4.35          +3.48
[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                                      Face                                                                             Percent of
              Index                  Amount                Issue                                Cost           Value   Net Assets
Adjustable    Certificate                     Federal National Mortgage Association:
Rate*         of Deposit         $   544,880    #162619, 6.725% due 6/01/2022              $    548,104   $    552,966    0.39%
Mortgage-     Indexed              4,771,147    #307622, 6.934% due 4/01/2023                 4,908,997      4,926,973    3.45
Backed        Obligations
Obligations**

              Constant Maturity               Federal Home Loan Mortgage Corporation:
              Treasury Indexed     2,297,748    #645073, 7.762% due 5/01/2015                 2,336,522      2,337,958    1.63
              Obligations          4,492,698    #606108, 7.625% due 9/01/2019                 4,583,462      4,686,467    3.28
                                   2,960,574    #755194, 7.024% due 3/01/2020                 2,968,698      3,032,753    2.12
                                      66,148    #785173, 7.416% due 8/01/2020                    67,678         66,995    0.05
                                   3,703,669    #845139, 7.781% due 3/01/2022                 3,760,213      3,818,261    2.67
                                   6,150,912    #845535, 7.771% due 10/01/2023                6,269,719      6,293,152    4.40
                                   8,518,429    #755170, 7.413% due 8/01/2031                 8,805,925      8,710,093    6.09
                                              Federal National Mortgage Association:
                                     546,360    #21041, 6.73% due 10/01/2013                    562,068        544,098    0.38
                                   1,633,288    #21059, 6.96% due 11/01/2013                  1,680,245      1,629,058    1.14
                                   1,237,012    #20293, 6.17% due 9/01/2015                   1,272,576      1,227,685    0.86
                                   5,339,887    #142069, 6.816% due 12/01/2021                5,450,022      5,450,048    3.81
                                   4,566,810    #200009, 7.563% due 2/01/2023                 4,583,623      4,675,272    3.27
                                   7,851,853    #291252, 7.772% due 8/01/2024                 7,952,905      8,119,287    5.68
                                   2,980,192    #324905, 7.244% due 9/01/2025                 3,010,622      3,014,185    2.11
                                   9,885,517  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a) 92-35-A1,
                                              8.115% due 10/01/2022                          10,132,655     10,002,908    7.00

              Cost of Funds        4,551,641  DLJ Mortgage Acceptance Corp., REMIC (a)
              Indexed Obligations             91-6-A1, 7.819% due 9/01/2021                   4,629,517      4,554,486    3.18

              London Interbank     6,611,702  Federal National Mortgage Association,
              Offered Rate                    #305729, 7.63% due 2/01/2025                    6,809,440      6,843,112    4.78
              Indexed                         Resolution Trust Corporation, REMIC (a):
              Obligations          6,510,813    91-M7-B, 7.44% due 1/25/2021                  6,510,813      6,478,259    4.53
                                  15,005,310    92-C1-B, 7.44% due 8/25/2023                 14,452,231     15,117,850   10.57
                                  12,000,000  Saxon Mortgage Securities Corporation,
                                              REMIC (a) 92-3-B, 7.435% due 11/25/2022        12,270,781     12,195,000    8.53

                                              Total Investments in Adjustable Rate
                                              Mortgage-Backed Obligations                   113,566,816    114,276,866   79.92

Derivative                        17,509,624  Capstead Mortgage Securities Corporation II,
Mortgage-Backed                               REMIC (a) 93-2I-A3, 0.50% due 9/25/2023           242,786        113,813    0.08
Obligations**--                   72,317,725  DLJ Mortgage Acceptance Corp., REMIC (a)
Interest Only (b)                             92-6-A1, 0.644% due 7/25/2022                   1,014,957        788,263    0.55
                                      85,384  Federal Home Loan Mortgage Corporation,
                                              REMIC (a)(c) 92-1363-C, 371% due 8/15/2022      1,413,274        597,685    0.42
                                         157  Prudential Home Mortgage Securities Company,
                                              Inc., REMIC (a) 92-1-A9, 42,989%
                                              due 2/25/2022                                      69,434         28,735    0.02
                                  18,704,779  Residential Funding Mortgage Securities I,
                                              Inc., REMIC (a) 92-S3-A9, 0.50% due
                                              1/25/2007                                       1,913,055          5,845    0.00
                                              Sears Mortgage Securities Corp., REMIC (a):
                                       4,607    91-K-A4, 5,774% due 9/25/2021                   626,467        453,783    0.32
                                  38,660,184    92-12-A3, 0.52% due 7/25/2022                   437,021        483,252    0.34

                                              Total Investments in Derivative
                                              Mortgage-Backed Obligations--Interest Only      5,716,994      2,471,376    1.73


Fixed Rate                         7,682,354  Kidder Peabody Acceptance Corporation,
Mortgage-Backed                               REMIC (a) 93-M1-A2, 7.15% due 4/25/2025         7,649,120      7,451,883    5.21
Obligations**                      4,899,921  Resolution Trust Corporation, REMIC (a)
                                              92-CHF-B, 7.15% due 12/25/2020                  4,958,532      4,898,390    3.43

                                              Total Investments in Fixed Rate
                                              Mortgage-Backed Obligations                    12,607,652     12,350,273    8.64


                                              Total Investments in Mortgage-Backed
                                              Obligations                                   131,891,462    129,098,515   90.29


US Government                     10,000,000  United States Treasury Notes, 5.125% due
Obligations                                   2/28/1998                                       9,949,219      9,845,300    6.89

                                              Total Investments in US Government
                                              Obligations                                     9,949,219      9,845,300    6.89


Short-Term    Repurchase           2,680,000  Nikko Securities International, Inc.,
Securities    Agreements***                   purchased on 8/30/96 to yield 5.26% to
                                              9/03/1996                                       2,680,000      2,680,000    1.87

                                              Total Short-Term Securities                     2,680,000      2,680,000    1.87


                                              Total Investments                            $144,520,681    141,623,815   99.05
                                                                                           ============
                                              Other Assets Less Liabilities                                  1,353,962    0.95
                                                                                                          ------------  ------
                                              Net Assets                                                  $142,977,777  100.00%
                                                                                                          ============  ======

              Net Asset Value:    Class A--Based on net assets of $266,656 and 27,899 shares
                                           outstanding                                                    $       9.56
                                                                                                          ============
                                  Class B--Based on net assets of $127,862,069 and 13,397,697 shares
                                           outstanding                                                    $       9.54
                                                                                                          ============
                                  Class C--Based on net assets of $2,132,297 and 223,284 shares
                                           outstanding                                                    $       9.55
                                                                                                          ============
                                  Class D--Based on net assets of $12,716,755 and 1,333,342 shares
                                           outstanding                                                    $       9.54
                                                                                                          ============

             *Adjustable Rate Obligations have coupon rates which reset periodically.
            **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
           ***Repurchase Agreements are fully collateralized by US Government &
              Agency Obligations.
           (a)Real Estate Mortgage Investment Conduits (REMIC).
           (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
           (c)Adjustable rate coupon that resets inversely to changes in the London Interbank Offered Rate.